                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 10, 2009

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


   MISSOURI                            0-20600                   43-1311101
(State or other                   (Commission File            (I.R.S. Employer
jurisdiction of                        Number)                 Identification
organization)                                                      Number)


3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                                 63044
(Address of principal executive offices)                          (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

             On August 10, 2009, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing its financial results for the quarter ended June 30, 2009. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. The information in this Item 2.02 of Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)    Financial statements of businesses acquired. Not applicable.
             -------------------------------------------

      (b)    Pro forma financial information. Not applicable.
             -------------------------------

      (c)    Exhibits. See Exhibit Index.
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                                  SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 12, 2009

                                              ZOLTEK COMPANIES, INC.



                                              By   /s/ Zsolt Rumy
                                                 -----------------------------
                                                 Zsolt Rumy
                                                 Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit
 Number                           Description
 ------                           -----------

  99.1             Press Release, dated August 10, 2009.